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                                                                    EXHIBIT 10.4



                   THIRD AMENDMENT TO MORTGAGE LOAN AGREEMENT

         THIS THIRD AMENDMENT TO MORTGAGE LOAN AGREEMENT (the "Third Amendment") is entered into effective as of June 30, 1999 by PRECISION RESPONSE CORPORATION (as "Borrower"), and BANK OF AMERICA, N.A., d/b/a NATIONSBANK, N.A., successor to NATIONSBANK, N.A., as Bank under that certain Mortgage Loan Agreement dated May 29, 1998 ("NationsBank").

                              W I T N E S S E T H:

         WHEREAS, that certain Mortgage Loan Agreement (the "Mortgage Loan Agreement") was executed as of May 29, 1998 by Borrower and NationsBank; and

         WHEREAS, the Mortgage Loan Agreement was modified by First Amendment dated as of June 30, 1998 and by Second Amendment dated September 30, 1998; and

         WHEREAS, the parties desire to further modify the Mortgage Loan Agreement as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties do hereby modify the Mortgage Loan Agreement as follows:

         1. LOAN HOLDBACK. Section 2.02 is hereby modified in its entirety to read as follows:

                  2.02 LOAN HOLDBACK. The amount of One Million One Hundred Twenty Thousand Dollars ($1,120,000.00) shall not be disbursed to Borrower at Closing, and shall constitute the "Interior Improvement Holdback". The Interior Improvement Holdback shall be disbursed to Borrower upon the substantial completion by Borrower of the interior improvements to the Mortgaged Property in a lien free manner to the satisfaction of Bank. The Borrower agrees to substantially complete the interior improvements not later than January 31, 2000. The interior improvements shall be deemed to be substantially completed at such time as (a) Borrower has obtained a Certificate of Occupancy or Completion for the premises and improvements, and
                  (b) Borrower has obtained a contractor's final lien release from all contractors who have worked on the interior improvements, and (c) Bank's inspector (I.E., an inspector designated by Bank) has inspected the interior improvements and has verified to Bank that the interior improvements have been substantially completed and (d) Borrower has furnished to Bank an updated endorsement to the title policy insuring the Mortgage confirming the absence of liens on the Mortgaged Property. In the event that Borrower fails to substantially complete the interior improvements in accordance with this
                  Section 2.02 on or before January 31, 2000, then Bank shall not be obligated to advance the Interior Improvement




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                  Holdback and at the option of Bank the amount of the Loan
                  shall be deemed reduced by the amount of the Interior Improvement Holdback. The failure of Borrower to substantially complete the interior improvements on or before January 31, 2000 in accordance with this Section 2.02 shall not be deemed to constitute a Default under this Agreement and the only consequence of such failure shall be a reduction in the amount of the Loan, but the foregoing shall not be deemed to permit any construction liens to attach to the Mortgaged Property. The Interior Construction Holdback shall not be deemed an advance of funds to the Borrower and shall not bear interest unless and until such funds are advanced to Borrower.

         2.       DEFINITIONS.

                  (a) Commencing as of October 1, 1999, and at all times thereafter, The definitions of "EBIT" and "EBITDA" in Section 1.01 are hereby modified in their entirety to read as follows:

                  "EBIT" means, for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) net income, (ii) interest expense, (iii) taxes on income of the Borrower, and (iv) any extraordinary loss in such period minus (v) any extraordinary gain in such period, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

                  "EBITDA" means, for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) net income, (ii) interest expense, (iii) income tax expense of the Borrower, (iv) amortization expense of the Borrower, (v) depreciation of the Borrower and its Subsidiaries, and (vi) any extraordinary loss in such period minus (vii) any extraordinary gain in such period, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

                  (b) The definition of "Note" in Section 1.01 is hereby modified in its entirety to read as follows:

                  "Note" means the $5,120,000.00 Consolidated Renewal Promissory Note of the Borrower payable to the order of Bank dated as of May 29, 1998, as amended by First Amendment of even date herewith.

         3. NEGATIVE COVENANTS. Sections 5.03 and 5.04 are hereby modified in their entirety to read as follows:

                  5.03 FIXED CHARGE COVERAGE RATIO. Permit the ratio of (a) the sum of EBITDA for any Four-Quarter Period plus Rents Expense for such Four-Quarter Period to (b) the sum of interest expense for such Four-





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                  Quarter Period plus Rents Expense for such Four-Quarter Period plus income tax expense for such Four-Quarter Period plus 20% of Funded Debt (but excluding the indebtedness evidenced by the Note) outstanding as of the last day of the applicable Four-Quarter Period plus the current maturities of the Harland Debt to be less than 1.80 to 1.00 as of the last day of each Four-Quarter Period.

                  5.04 CAPITAL EXPENDITURES. Make or become committed to make Capital Expenditures which exceed in the aggregate (on a noncumulative basis, with the effect that amounts not expended in any Fiscal Year may not be carried forward to a subsequent period) Thirty Million Dollars ($30,000,000) in any Fiscal Year.

         4. REAFFIRMATION. Except as expressly modified herein, the Mortgage Loan Agreement, as previously amended, is hereby reaffirmed in its entirety.

                                     PRECISION  RESPONSE  CORPORATION,
                                     as the Borrower

                                     By: /s/ Joseph E. Gillis
                                        --------------------------------------
                                     Name:  JOSEPH E. GILLIS
                                     Title: VP AND TREASURER

                                     BANK OF AMERICA, N.A., d/b/a NATIONSBANK,
                                     N.A., successor to NATIONSBANK, N.A., as Agent and as a Bank under the Credit Agreement

                                     By: /s/ Gregory Viejo
                                        --------------------------------------
                                     Name:  GREGORY VIEJO
                                     Title: VICE PRESIDENT










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STATE OF        FLORIDA                     )
        -------------------------           )   SS.
COUNTY OF        DADE                       )
        -------------------------

         The foregoing instrument was acknowledged before me this 30th day of July, 1999 by JOSPEH E. GILLIS, as VP AND TREASURER of PRECISION RESPONSE CORPORATION, a Florida corporation, who [x] is personally known to me or [ ] has produced _________________________________ as identification.

                                                          (Seal)

                                               /s/ Soraya Cadavieco
                                               ---------------------------------
                                               Notary Public
                                               Print  Name: SORAYA CADAVIECO

                                               My commission expires: 4/25/2003

STATE OF        FLORIDA                     )
        -------------------------           )   SS.
COUNTY OF        DADE                       )
        -------------------------

         The foregoing instrument was acknowledged before me this 30 day of July, 1999 by GREGORY VIEJO, as VICE PRESIDENT of BANK OF AMERICA, N.A., d/b/a NATIONSBANK, N.A., successor to NATIONSBANK, N.A., who [ ] is personally known to me or [ ] has produced _______________________________________ as identification.

                                                         (Seal)

                                                /s/ Margarita Aguirre
                                                --------------------------------
                                                Notary Public
                                                Print  Name: Margarita Aguirre
                                                            --------------------

                                                My commission expires:























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